UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2006

0-15898

(Commission File Number)

CASUAL MALE RETAIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	04-2623104
(State of Incorporation)	(IRS Employer Identification Number)

555 Turnpike Street, Canton, Massachusetts 02021

(Address of registrant’s principal executive office)

(781) 828-9300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 - REGULATION FD DISCLOSURE

The Company is scheduled to present at the SG Cowen Fourth Annual Consumer Conference on January 11, 2006. A copy of the slides to be presented are attached to this report as Exhibit 99.1, which slide presentation is incorporated by reference herein.

The slide presentation contained in the exhibit includes statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth in the exhibit. The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by the Company that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to the Company.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
99.1	Presentation dated January 11, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CASUAL MALE RETAIL GROUP, INC.

By:	/s/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	Executive Vice President and Chief Financial Officer

Date: January 11, 2006